UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2021

 PHYSICIANS REALTY TRUST
(Exact name of registrant as specified in its charter)

Maryland		001-36007	46-2519850
(State of Organization)		(Commission File Number)	(IRS Employer Identification No.)

309 N. Water Street, Suite 500		53202
Milwaukee	Wisconsin
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (414) 367-5600

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value per share	DOC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

    On May 5, 2021, Physicians Realty Trust (the "Company") held the 2021 Annual Meeting of Shareholders (the "Annual Meeting"). At the Annual Meeting, shareholders of the Company considered and voted on three proposals submitted for shareholder vote, each of which is more fully described in the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on March 26, 2021. A brief description of the matters voted on at the Annual Meeting and the final results of such voting appears below.

Proposal One. Election of Trustees

    The individuals listed below were elected to the Board of Trustees of the Company, each of whom will serve until the next annual meeting of shareholders and until his or her respective successor is duly elected and qualified:

Election of Directors:	For	Withheld	Abstained	Broker Non-Vote
John T. Thomas	177,053,056	1,115,404	—	16,877,277
Tommy G. Thompson	156,534,534	21,633,927	—	16,877,277
Stanton D. Anderson	174,713,141	3,455,320	—	16,877,277
Mark A. Baumgartner	176,821,088	1,347,372	—	16,877,277
Albert C. Black, Jr.	133,407,480	44,760,981	—	16,877,277
William A. Ebinger, M.D.	175,640,904	2,527,557	—	16,877,277
Pamela J. Kessler	177,327,561	840,899	—	16,877,277
Richard A. Weiss	171,300,392	6,868,068	—	16,877,277

Proposal Two. Ratification of Independent Registered Public Accounting Firm

    A proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 was approved as follows:

For	Against	Abstained	Broker Non-Vote
193,643,736	1,256,913	145,088	—

Proposal Three. Advisory Vote on Executive Compensation

    A proposal to approve, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers was approved as follows:

For	Against	Abstained	Broker Non-Vote
148,623,868	29,160,267	384,326	16,877,277

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 10, 2021		PHYSICIANS REALTY TRUST

		By:	/s/ John T. Thomas
John T. Thomas
President and Chief Executive Officer